UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-00043

DWS Investment Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

MARCH 31, 2013 Semiannual Report to Shareholders

DWS Core Equity Fund

Contents
4 Letter to Shareholders
5 Performance Summary
7 Portfolio Management Team
8 Portfolio Summary
10 Investment Portfolio
18 Statement of Assets and Liabilities
20 Statement of Operations
21 Statement of Changes in Net Assets
22 Financial Highlights
28 Notes to Financial Statements
38 Information About Your Fund's Expenses
40 Summary of Management Fee Evaluation by Independent Fee Consultant
44 Account Management Resources
46 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. Portfolio management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

As the U.S. and global economies regain their footing, economists are cautiously looking to a less erratic year for the financial markets in 2013. In the U.S. specifically, positive trends in areas such as housing starts and job creation suggest ongoing recovery, albeit at a relatively mild pace. Supporting this view, Larry Adam, Deutsche Asset & Wealth Management's Chief Investment Strategist for Wealth Management, cites the potential for increased bank lending, a rise in business spending, and improved consumer confidence as underlying forces that may act as catalysts for continued positive growth.

Still, critical issues are yet to be resolved. As Washington wrangles with debt concerns, spending, and monetary and fiscal policy, a fair amount of uncertainty lingers. Despite gains in the broad stock market, sluggish growth and historically low interest rates continue to pose a challenge to investors seeking a strategy for growth or retirement income.

Against this backdrop, what can you do? First, stay focused. Second-guessing investment decisions based on headlines, short-term market fluctuations or emotion is never a reliable strategy. Next, make a point of checking your asset allocation every year or so. Objectives may change over time, and periods of market volatility can shift a portfolio away from your established target allocation. Finally, remember that the investment professionals who manage your DWS fund bring a wealth of experience over a variety of market cycles, along with access to a broad network of research and analytical resources.

At Deutsche Asset & Wealth Management we embrace the concept of discipline and the value of maintaining a long-term view. We urge you to do the same.

Best regards,

Douglas Beck, CFA President, DWS Funds

Performance Summary March 31, 2013 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/13
Unadjusted for Sales Charge	15.77%	15.24%	6.32%	7.42%
Adjusted for the Maximum Sales Charge (max 5.75% load)	9.11%	8.61%	5.07%	6.78%
Russell 1000® Index†	11.10%	14.43%	6.15%	8.97%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/13
Unadjusted for Sales Charge	15.26%	14.26%	5.32%	6.43%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	11.26%	11.26%	5.16%	6.43%
Russell 1000® Index†	11.10%	14.43%	6.15%	8.97%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/13
Unadjusted for Sales Charge	15.37%	14.38%	5.52%	6.58%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	14.37%	14.38%	5.52%	6.58%
Russell 1000® Index†	11.10%	14.43%	6.15%	8.97%
Class R	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/13
No Sales Charges	15.36%	14.59%	5.99%	7.11%
Russell 1000® Index†	11.10%	14.43%	6.15%	8.97%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/13
No Sales Charges	15.94%	15.64%	6.70%	7.79%
Russell 1000® Index†	11.10%	14.43%	6.15%	8.97%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/13
No Sales Charges	15.98%	15.74%	6.84%	7.93%
Russell 1000® Index†	11.10%	14.43%	6.15%	8.97%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 0.93%, 1.82%, 1.70%, 3.29%, 0.64% and 0.55% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class A shares of the DWS Core Equity Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value
3/31/13	$20.46	$19.75	$19.93	$20.63	$20.62	$20.64
9/30/12	$17.87	$17.25	$17.40	$18.02	$18.01	$18.03
Distribution Information as of 3/31/13
Income Dividends, Six Months	$.21	$.12	$.13	$.14	$.24	$.25

Portfolio Management Team

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. Effective on or about May 31, 2013, QS Investors will no longer serve as subadvisor to the fund and day-to-day portfolio management of the fund will transition to Deutsche Investment Management Americas Inc.

Robert Wang, Head of Portfolio Management and Trading, QS Investors

• Began managing the fund in 2007.

• Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

• BS, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA, Head of Equity Portfolio Management and Trading, QS Investors

• Began managing the fund in 2010.

• Joined QS Investors in 2010 after 11 years of experience as a portfolio manager and trader's assistant with Deutsche Asset Management.

• BBA, Pace University.

Effective on or about May 31, 2013, the portfolio management team for the fund will be as follows:

Owen Fitzpatrick, CFA, Managing Director

Lead Portfolio Manager of the fund. Joined the fund in 2013.

• Joined Deutsche Asset & Wealth Management in 2009.

• Prior to joining Deutsche Asset & Wealth Management, Managing Director of Deutsche Bank Private Wealth Management, head of U.S. Equity Strategy, manager of the U.S. large cap core, value and growth portfolios, member of the U.S. Investment Committee and head of the Equity Strategy Group.

• Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer's Hanover Trust Company.

• BA and MBA, Fordham University.

Thomas M. Hynes, Jr., CFA, Director

Portfolio Manager of the fund. Joined the fund in 2013.

• Joined Deutsche Asset & Wealth Management in 1995, served in DB Private Wealth Management from 1995-2004; served as U.S. equity portfolio manager at Citigroup Asset Management from 2004-2007; rejoined Deutsche Asset & Wealth Management in 2007.

• Portfolio Manager for U.S. Large Cap Equity: New York.

• BS, Fordham University.

Brendan O'Neill, CFA, Director

Portfolio Manager of the fund. Joined the fund in 2013.

• Joined Deutsche Asset & Wealth Management in 2000.

• Equity Research Analyst covering the financial services sector from 2001-2009.

• Previously served as a member of the Large Cap Core Equity team.

• BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

Pankaj Bhatnagar, PhD, Managing Director

Portfolio Manager of the fund. Joined the fund in 2013.

• Joined Deutsche Asset & Wealth Management in 2000 with 7 years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

• Portfolio Manager for the Quantitative Group: New York.

• Degree in Civil Engineering from Indian Institute of Technology; MBA from Kent State University; PhD in Finance from University of North Carolina at Chapel Hill.

Portfolio Summary (Unaudited)

Ten Largest Equity Holdings at March 31, 2013 (17.6% of Net Assets)
1. Comcast Corp. Operator of broadband cable communications networks and operator of news and entertainment networks	2.2%
2. Boeing Co. Manufacturer of aircraft	1.9%
3. Allstate Corp. Provides property-liability insurance as well as all types of insurance	1.8%
4. Marathon Petroleum Corp. Refines, transports and markets petroleum products	1.8%
5. Discover Financial Services Credit card issuer and electronics payment services company	1.7%
6. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.7%
7. WellPoint, Inc. Provider of health benefits	1.7%
8. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.6%
9. Eli Lilly & Co. Producer of pharmaceuticals	1.6%
10. Weyerhaeuser Co. Develops and constructs real estate and makes a wide range of forest products	1.6%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 10. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 44 for contact information.

Investment Portfolio as of March 31, 2013 (Unaudited)
	Shares	Value ($)

Common Stocks 98.6%
Consumer Discretionary 11.6%
Auto Components 0.2%
Cooper Tire & Rubber Co.	126,100	3,235,726
Magna International, Inc.	59,700	3,504,390
		6,740,116
Diversified Consumer Services 0.5%
H&R Block, Inc. (a)	546,100	16,066,262
Hotels, Restaurants & Leisure 0.7%
Melco Crown Entertainment Ltd. (ADR)* (a)	644,800	15,049,632
Six Flags Entertainment Corp.	66,300	4,805,424
		19,855,056
Household Durables 2.3%
Mohawk Industries, Inc.*	40,200	4,547,424
NVR, Inc.*	4,844	5,232,053
PulteGroup, Inc.* (a)	1,647,900	33,353,496
Sony Corp. (ADR)	703,900	12,247,860
Whirlpool Corp.	138,300	16,383,018
		71,763,851
Internet & Catalog Retail 0.6%
Expedia, Inc. (a)	323,100	19,389,231
Leisure Equipment & Products 0.1%
Smith & Wesson Holding Corp.*	166,400	1,497,600
Media 3.9%
Arbitron, Inc.	35,500	1,663,885
Comcast Corp. "A"	1,176,700	49,433,167
Comcast Corp. Special "A" (a)	460,800	18,256,896
Gannett Co., Inc. (a)	761,600	16,656,192
News Corp. "A"	606,500	18,510,380
Time Warner, Inc.	82,100	4,730,602
Walt Disney Co.	162,000	9,201,600
		118,452,722
Multiline Retail 0.3%
Dillard's, Inc. "A" (a)	118,575	9,314,066
Specialty Retail 2.8%
GameStop Corp. "A" (a)	356,400	9,968,508
Home Depot, Inc.	414,500	28,923,810
Stage Stores, Inc.	55,500	1,436,340
The Gap, Inc. (a)	563,300	19,940,820
TJX Companies, Inc.	580,300	27,129,025
		87,398,503
Textiles, Apparel & Luxury Goods 0.2%
Hanesbrands, Inc.* (a)	39,000	1,776,840
NIKE, Inc. "B"	77,200	4,555,572
		6,332,412
Consumer Staples 10.1%
Beverages 1.8%
Cia de Bebidas das Americas (ADR) (Preferred)	171,600	7,263,828
Diageo PLC (ADR)	82,200	10,344,048
PepsiCo, Inc.	460,900	36,461,799
		54,069,675
Food & Staples Retailing 2.6%
Costco Wholesale Corp.	322,100	34,178,031
CVS Caremark Corp.	302,400	16,628,976
Kroger Co.	369,600	12,248,544
Walgreen Co.	364,800	17,393,664
		80,449,215
Food Products 2.5%
Campbell Soup Co. (a)	111,500	5,057,640
Flowers Foods, Inc.	72,600	2,391,444
Hormel Foods Corp. (a)	244,400	10,098,608
Nestle SA (ADR) (Registered) (a)	103,800	7,522,386
The Hershey Co.	256,500	22,451,445
Tyson Foods, Inc. "A" (a)	1,247,100	30,953,022
		78,474,545
Household Products 1.6%
Clorox Co.	73,600	6,515,808
Kimberly-Clark Corp. (a)	152,200	14,912,556
Procter & Gamble Co.	382,300	29,460,038
		50,888,402
Personal Products 0.3%
Avon Products, Inc.	380,600	7,889,838
Tobacco 1.3%
Altria Group, Inc. (a)	568,100	19,536,959
Philip Morris International, Inc.	216,100	20,034,631
		39,571,590
Energy 12.1%
Energy Equipment & Services 0.1%
Exterran Holdings, Inc.* (a)	78,800	2,127,600
Oil, Gas & Consumable Fuels 12.0%
Chevron Corp.	439,200	52,185,744
CNOOC Ltd. (ADR) (a)	2,300	440,450
CVR Energy, Inc.	225,000	11,614,500
Delek U.S. Holdings, Inc.	51,400	2,028,244
Exxon Mobil Corp.	147,900	13,327,269
HollyFrontier Corp.	830,300	42,718,935
Marathon Oil Corp.	189,300	6,383,196
Marathon Petroleum Corp.	605,500	54,252,800
Phillips 66	419,200	29,331,424
SemGroup Corp. "A"*	9,900	512,028
Statoil ASA (ADR) (a)	688,100	16,941,022
Tesoro Corp.	846,200	49,545,010
Valero Energy Corp.	1,067,100	48,542,379
Western Refining, Inc. (a)	1,191,300	42,183,933
		370,006,934
Financials 17.9%
Capital Markets 1.5%
American Capital Ltd.*	304,700	4,447,097
Franklin Resources, Inc.	44,200	6,665,802
Morgan Stanley	775,800	17,052,084
T. Rowe Price Group, Inc. (a)	172,200	12,892,614
The Goldman Sachs Group, Inc.	27,000	3,973,050
		45,030,647
Commercial Banks 2.0%
Bank of Nova Scotia	36,600	2,132,682
BankUnited, Inc.	32,900	842,898
CIT Group, Inc.*	51,000	2,217,480
KeyCorp (a)	204,200	2,033,832
PNC Financial Services Group, Inc.	131,100	8,718,150
Popular, Inc.*	174,300	4,812,423
Regions Financial Corp.	1,448,400	11,862,396
Royal Bank of Canada	44,400	2,677,320
Zions Bancorp. (a)	1,017,600	25,429,824
		60,727,005
Consumer Finance 1.7%
Discover Financial Services	1,174,800	52,678,032
Diversified Financial Services 3.9%
Bank of America Corp.	3,186,600	38,812,788
Citigroup, Inc.	486,000	21,500,640
JPMorgan Chase & Co.	978,000	46,415,880
Moody's Corp. (a)	244,100	13,015,412
		119,744,720
Insurance 6.5%
Aflac, Inc.	117,000	6,086,340
Allstate Corp.	1,163,700	57,102,759
Chubb Corp.	297,100	26,005,163
Cincinnati Financial Corp. (a)	251,600	11,873,004
Everest Re Group Ltd.	51,400	6,674,804
Fidelity National Financial, Inc. "A"	437,400	11,035,602
First American Financial Corp. (a)	514,900	13,165,993
MBIA, Inc.* (a)	275,000	2,824,250
PartnerRe Ltd. (a)	68,400	6,368,724
Progressive Corp. (a)	902,700	22,811,229
The Travelers Companies, Inc.	424,000	35,696,560
W.R. Berkley Corp.	38,400	1,703,808
		201,348,236
Real Estate Investment Trusts 2.0%
American Capital Agency Corp. (REIT)	257,600	8,444,128
Corrections Corp. of America (REIT)	58,400	2,281,688
The Geo Group, Inc. (REIT)	59,900	2,253,438
Weyerhaeuser Co. (REIT)	1,583,700	49,696,506
		62,675,760
Thrifts & Mortgage Finance 0.3%
Ocwen Financial Corp.*	274,600	10,412,832
Health Care 13.9%
Biotechnology 2.5%
Amgen, Inc.	125,200	12,834,252
Biogen Idec, Inc.*	106,200	20,487,042
Celgene Corp.*	335,700	38,910,987
Onyx Pharmaceuticals, Inc.* (a)	24,000	2,132,640
United Therapeutics Corp.* (a)	32,900	2,002,623
		76,367,544
Health Care Equipment & Supplies 0.8%
Abbott Laboratories	691,500	24,423,780
Health Care Providers & Services 5.7%
Aetna, Inc.	270,000	13,802,400
AmerisourceBergen Corp. (a)	148,800	7,655,760
Cardinal Health, Inc.	14,200	591,004
CIGNA Corp.	754,000	47,026,980
Coventry Health Care, Inc.	36,700	1,726,001
Health Management Associates, Inc. "A"*	82,700	1,064,349
McKesson Corp. (a)	67,600	7,298,096
UnitedHealth Group, Inc.	686,500	39,274,665
WellCare Health Plans, Inc.*	102,200	5,923,512
WellPoint, Inc.	771,400	51,089,822
		175,452,589
Life Sciences Tools & Services 0.2%
Covance, Inc.* (a)	76,700	5,700,344
PAREXEL International Corp.*	58,400	2,307,384
		8,007,728
Pharmaceuticals 4.7%
Eli Lilly & Co.	879,500	49,946,805
Johnson & Johnson (a)	474,500	38,685,985
Merck & Co., Inc.	132,800	5,873,744
Novo Nordisk AS (ADR) (a)	87,900	14,195,850
Pfizer, Inc.	1,019,600	29,425,656
Questcor Pharmaceuticals, Inc. (a)	140,900	4,584,886
Shire PLC (ADR)	29,800	2,722,528
		145,435,454
Industrials 10.8%
Aerospace & Defense 4.1%
Alliant Techsystems, Inc.	81,900	5,932,017
Boeing Co.	677,700	58,180,545
DigitalGlobe, Inc.*	70,500	2,038,155
Huntington Ingalls Industries, Inc.	167,300	8,922,109
Lockheed Martin Corp. (a)	20,300	1,959,356
Northrop Grumman Corp. (a)	236,800	16,611,520
Raytheon Co. (a)	550,700	32,375,653
		126,019,355
Airlines 2.4%
Alaska Air Group, Inc.*	121,100	7,745,556
Allegiant Travel Co.	7,000	621,460
Copa Holdings SA "A"	13,000	1,554,930
Delta Air Lines, Inc.*	1,536,400	25,365,964
Ryanair Holdings PLC (ADR)	81,200	3,392,536
Southwest Airlines Co. (a)	2,246,600	30,284,168
U.S. Airways Group, Inc.* (a)	324,400	5,505,068
		74,469,682
Building Products 0.8%
Lennox International, Inc. (a)	81,100	5,149,039
Masco Corp.	758,100	15,351,525
USG Corp.* (a)	185,000	4,891,400
		25,391,964
Commercial Services & Supplies 0.3%
Avery Dennison Corp.	158,500	6,826,595
Viad Corp.	64,300	1,778,538
		8,605,133
Construction & Engineering 0.6%
Chicago Bridge & Iron Co. NV	146,100	9,072,810
Jacobs Engineering Group, Inc.*	182,000	10,235,680
		19,308,490
Electrical Equipment 0.4%
Eaton Corp. PLC	148,600	9,101,750
Generac Holdings, Inc.	84,400	2,982,696
		12,084,446
Industrial Conglomerates 0.7%
Danaher Corp. (a)	190,900	11,864,435
Koninklijke Philips Electronics NV	372,300	11,001,465
		22,865,900
Machinery 1.4%
ITT Corp. (a)	295,100	8,389,693
Mueller Water Products, Inc. "A"	310,700	1,842,451
Oshkosh Corp.*	497,400	21,134,526
Terex Corp.* (a)	144,900	4,987,458
Toro Co.	50,100	2,306,604
Valmont Industries, Inc.	21,600	3,397,032
		42,057,764
Professional Services 0.1%
Manpower, Inc.	26,900	1,525,768
Information Technology 16.0%
Communications Equipment 3.2%
Cisco Systems, Inc.	1,359,000	28,416,690
InterDigital, Inc. (a)	148,100	7,083,623
QUALCOMM, Inc.	194,500	13,021,775
Research In Motion Ltd.* (a)	2,693,100	38,915,295
Telefonaktiebolaget LM Ericsson (ADR) (a)	928,100	11,694,060
		99,131,443
Computers & Peripherals 3.1%
Apple, Inc.	2,600	1,150,838
Hewlett-Packard Co.	1,988,300	47,401,072
Seagate Technology PLC (a)	142,100	5,195,176
Silicon Graphics International Corp.* (a)	156,500	2,151,875
Western Digital Corp.	823,600	41,410,608
		97,309,569
Electronic Equipment, Instruments & Components 0.2%
Avnet, Inc.*	126,000	4,561,200
Flextronics International Ltd.*	47,300	319,748
		4,880,948
Internet Software & Services 2.6%
AOL, Inc. (a)	892,200	34,340,778
eBay, Inc.*	764,100	41,429,502
LinkedIn Corp. "A"* (a)	22,300	3,926,138
		79,696,418
IT Services 4.0%
Computer Sciences Corp.	907,100	44,656,533
CoreLogic, Inc.* (a)	624,400	16,146,984
International Business Machines Corp.	239,000	50,978,700
Visa, Inc. "A" (a)	73,100	12,415,304
		124,197,521
Semiconductors & Semiconductor Equipment 1.6%
Analog Devices, Inc.	17,600	818,224
Cree, Inc.* (a)	25,000	1,367,750
First Solar, Inc.* (a)	363,700	9,805,352
KLA-Tencor Corp.	585,800	30,895,092
Kulicke & Soffa Industries, Inc.*	472,300	5,459,788
		48,346,206
Software 1.3%
Activision Blizzard, Inc.	393,000	5,726,010
Microsoft Corp.	495,200	14,167,672
Solarwinds, Inc.* (a)	263,600	15,578,760
Symantec Corp.*	136,800	3,376,224
		38,848,666
Materials 4.4%
Chemicals 3.1%
CF Industries Holdings, Inc. (a)	94,700	18,028,039
LyondellBasell Industries NV "A"	438,000	27,721,020
Monsanto Co.	283,500	29,946,105
The Sherwin-Williams Co.	50,000	8,444,500
Westlake Chemical Corp. (a)	121,200	11,332,200
		95,471,864
Paper & Forest Products 1.3%
International Paper Co.	311,200	14,495,696
Louisiana-Pacific Corp.* (a)	1,265,600	27,336,960
		41,832,656
Telecommunication Services 1.0%
Diversified Telecommunication Services 0.7%
Nippon Telegraph & Telephone Corp. (ADR)	67,700	1,471,798
Verizon Communications, Inc. (a)	384,900	18,917,835
		20,389,633
Wireless Telecommunication Services 0.3%
Sprint Nextel Corp.* (a)	1,754,100	10,892,961
Utilities 0.8%
Independent Power Producers & Energy Traders 0.4%
NRG Energy, Inc.	464,400	12,301,956
Multi-Utilities 0.4%
Ameren Corp.	32,900	1,152,158
Consolidated Edison, Inc. (a)	130,900	7,988,820
Public Service Enterprise Group, Inc.	72,500	2,489,650
		11,630,628
Total Common Stocks (Cost $2,634,944,887)		3,039,850,916

Securities Lending Collateral 19.9%
Daily Assets Fund Institutional, 0.14% (b) (c) (Cost $613,390,861)	613,390,861	613,390,861

Cash Equivalents 1.2%
Central Cash Management Fund, 0.12% (b) (Cost $37,945,424)	37,945,424	37,945,424

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,286,281,172)†	119.7	3,691,187,201
Other Assets and Liabilities, Net (a)	(19.7)	(608,484,272)
Net Assets	100.0	3,082,702,929

* Non-income producing security.

† The cost for federal income tax purposes was $3,304,591,906. At March 31, 2013, net unrealized appreciation for all securities based on tax cost was $386,595,295. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $413,214,801 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,619,506.

(a) All or a portion of these securities were on loan. In addition, included in other assets and liabilities, net are pending sales, that are also on loan (see Notes to Financial Statements). The value of securities loaned at March 31, 2013 amounted to $566,779,992, which is 18.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At March 31, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	6/21/2013	539	42,114,765	345,070

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$3,039,850,916	$—	$—	$3,039,850,916
Short-Term Investments (d)	651,336,285	—	—	651,336,285
Derivatives (e)	345,070	—	—	345,070
Total	$3,691,532,271	$—	$—	$3,691,532,271

There have been no transfers between fair value measurement levels during the period ended March 31, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of March 31, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,634,944,887) — including $566,779,992 of securities loaned	$3,039,850,916
Investment in Daily Assets Fund Institutional (cost $613,390,861)*	613,390,861
Investment in Central Cash Management Fund (cost $37,945,424)	37,945,424
Total investments in securities, at value (cost $3,286,281,172)	3,691,187,201
Deposit with broker for futures contracts	2,471,205
Receivable for investments sold	242,631,033
Receivable for Fund shares sold	1,845,666
Dividends receivable	3,097,883
Interest receivable	332,039
Receivable for variation margin on futures contracts	345,070
Foreign taxes recoverable	33,369
Other assets	85,480
Total assets	3,942,028,946
Liabilities
Cash overdraft	7,330,814
Payable upon return of securities loaned	613,390,861
Payable for investments purchased	231,982,591
Payable for Fund shares redeemed	3,775,658
Accrued management fee	916,045
Accrued Trustees' fees	10,329
Other accrued expenses and payables	1,919,719
Total liabilities	859,326,017
Net assets, at value	$3,082,702,929
Net Assets Consist of
Distributions in excess of net investment income	(149,863)
Net unrealized appreciation (depreciation) on: Investments	404,906,029
Futures	345,070
Accumulated net realized gain (loss)	(213,041,923)
Paid-in capital	2,890,643,616
Net assets, at value	$3,082,702,929

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2013 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($282,070,251 ÷ 13,785,220 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.46
Maximum offering price per share (100 ÷ 94.25 of $20.46)	$21.71
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,602,337 ÷ 233,053 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.75
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($21,336,709 ÷ 1,070,652 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.93
Class R Net Asset Value, offering and redemption price per share ($1,159.93 ÷ 56.213 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.63
Class S Net Asset Value, offering and redemption price per share ($2,463,448,773 ÷ 119,488,361 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.62
Institutional Class Net Asset Value, offering and redemption price per share ($311,243,699 ÷ 15,078,500 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.64

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended March 31, 2013 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $179,466)	$38,297,598
Income distributions — Central Cash Management Fund	18,430
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,314,439
Total income	39,630,467
Expenses: Management fee	5,072,693
Administration fee	1,425,180
Services to shareholders	2,117,424
Distribution and service fees	443,393
Custodian fee	24,590
Professional fees	85,368
Reports to shareholders	111,274
Registration fees	49,451
Trustees' fees and expenses	52,053
Other	61,713
Total expenses before expense reductions	9,443,139
Expense reductions	(10,713)
Total expenses after expense reductions	9,432,426
Net investment income (loss)	30,198,041
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	133,063,897
Futures	2,486,962
Foreign currency	(1,614)
135,549,245
Change in net unrealized appreciation (depreciation) on: Investments	262,163,682
Futures	805,755
262,969,437
Net gain (loss)	398,518,682
Net increase (decrease) in net assets resulting from operations	$428,716,723

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012
Operations: Net investment income (loss)	$30,198,041	$39,832,583
Net realized gain (loss)	135,549,245	297,259,302
Change in net unrealized appreciation (depreciation)	262,969,437	254,475,023
Net increase (decrease) in net assets resulting from operations	428,716,723	591,566,908
Distributions to shareholders from: Net investment income: Class A	(2,942,495)	(1,723,814)
Class B	(30,717)	(2,573)
Class C	(146,122)	(25,608)
Class R	(8)	(1)
Class S	(28,804,359)	(34,389,598)
Institutional Class	(3,552,076)	(3,781,202)
Total distributions	(35,475,777)	(39,922,796)
Fund share transactions: Proceeds from shares sold	83,861,689	191,753,891
Net assets acquired in tax-free reorganization	—	703,972,213
Reinvestment of distributions	32,865,201	37,173,899
Payments for shares redeemed	(223,084,120)	(1,123,100,775)
Net increase (decrease) in net assets from Fund share transactions	(106,357,230)	(190,200,772)
Increase (decrease) in net assets	286,883,716	361,443,340
Net assets at beginning of period	2,795,819,213	2,434,375,873
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $149,863 and $5,127,873, respectively)	$3,082,702,929	$2,795,819,213

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended September 30,
Class A	Six Months Ended 3/31/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$17.87		$14.43	$14.68	$13.65	$14.02	$22.80
Income (loss) from investment operations: Net investment income (loss)a	.17		.17	.14	.15	.16	.15
Net realized and unrealized gain (loss)	2.63		3.45	(.29)	1.03	(.36)	(4.76)
Total from investment operations	2.80		3.62	(.15)	1.18	(.20)	(4.61)
Less distributions from: Net investment income	(.21)		(.18)	(.10)	(.15)	(.17)	(.14)
Net realized gains	—		—	—	—	—	(4.03)
Total distributions	(.21)		(.18)	(.10)	(.15)	(.17)	(4.17)
Net asset value, end of period	$20.46		$17.87	$14.43	$14.68	$13.65	$14.02
Total Return (%)b	15.77	**	25.18	(1.06)	8.68	(1.19)	(24.06	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	282		262	39	44	44	49
Ratio of expenses before expense reductions (%)	.91	*	.93	.98	1.04	1.09	1.02
Ratio of expenses after expense reductions (%)	.91	*	.93	.98	1.04	1.09	1.01
Ratio of net investment income (loss) (%)	.93	**	1.02	.84	1.06	1.39	.83
Portfolio turnover rate (%)	156	**	302	191	137	76	154
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended September 30,
Class B	Six Months Ended 3/31/13 (Unaudited)		2012	2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$17.25		$13.94	$14.22		$13.23		$13.60	$22.27
Income (loss) from investment operations: Net investment income (loss)a	.09		.02	(.00	)***	.00	***	.05	(.01)
Net realized and unrealized gain (loss)	2.53		3.33	(.28)		1.00		(.36)	(4.62)
Total from investment operations	2.62		3.35	(.28)		1.00		(.31)	(4.63)
Less distributions from: Net investment income	(.12)		(.04)	—		(.01)		(.06)	(.01)
Net realized gains	—		—	—		—		—	(4.03)
Total distributions	(.12)		(.04)	—		(.01)		(.06)	(4.04)
Net asset value, end of period	$19.75		$17.25	$13.94		$14.22		$13.23	$13.60
Total Return (%)b	15.26	**	24.08	(1.97)		7.60	c	(2.17)	(24.77	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		5	1		1		2	4
Ratio of expenses before expense reductions (%)	1.82	*	1.82	1.89		2.14		2.08	1.96
Ratio of expenses after expense reductions (%)	1.82	*	1.82	1.89		2.11		2.08	1.93
Ratio of net investment income (loss) (%)	.49	**	.12	(.07)		.02		.39	(.09)
Portfolio turnover rate (%)	156	**	302	191		137		76	154
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended September 30,
Class C	Six Months Ended 3/31/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$17.40		$14.06	$14.32	$13.31	$13.68	$22.35
Income (loss) from investment operations: Net investment income (loss)a	.10		.04	.03	.05	.08	.02
Net realized and unrealized gain (loss)	2.56		3.36	(.28)	1.00	(.38)	(4.65)
Total from investment operations	2.66		3.40	(.25)	1.05	(.30)	(4.63)
Less distributions from: Net investment income	(.13)		(.06)	(.01)	(.04)	(.07)	(.01)
Net realized gains	—		—	—	—	—	(4.03)
Total distributions	(.13)		(.06)	(.01)	(.04)	(.07)	(4.04)
Net asset value, end of period	$19.93		$17.40	$14.06	$14.32	$13.31	$13.68
Total Return (%)b	15.37	**	24.21	(1.77)	7.90	(2.02)	(24.65)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21		21	4	4	4	5
Ratio of expenses (%)	1.69	*	1.70	1.71	1.81	1.86	1.79
Ratio of net investment income (loss) (%)	.55	**	.26	.11	.29	.61	.05
Portfolio turnover rate (%)	156	**	302	191	137	76	154
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. * Annualized ** Not annualized

Class R	Six Months Ended 3/31/13 (Unaudited)		Period Ended 9/30/12a
Selected Per Share Data
Net asset value, beginning of period	$18.02		$17.94
Income (loss) from investment operations: Net investment income (loss)b	.09		.04
Net realized and unrealized gain (loss)	2.66		.06
Total from investment operations	2.75		.10
Less distributions from: Net investment income	(.14)		(.02)
Net asset value, end of period	$20.63		$18.02
Total Return (%)c	15.36	**	.53	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1		1
Ratio of expenses before expense reductions (%)	3.43	*	3.29	*
Ratio of expenses after expense reductions (%)	1.63	*	1.63	*
Ratio of net investment income (loss) (%)	.57	**	.52	*
Portfolio turnover rate (%)	156	**	302
a For the period from May 1, 2012 (commencement of operations) to September 30, 2012.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended September 30,
Class S	Six Months Ended 3/31/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$18.01		$14.54	$14.79	$13.75	$14.13	$22.95
Income (loss) from investment operations: Net investment income (loss)a	.20		.23	.20	.21	.20	.21
Net realized and unrealized gain (loss)	2.65		3.47	(.28)	1.04	(.37)	(4.79)
Total from investment operations	2.85		3.70	(.08)	1.25	(.17)	(4.58)
Less distributions from: Net investment income	(.24)		(.23)	(.17)	(.21)	(.21)	(.21)
Net realized gains	—		—	—	—	—	(4.03)
Total distributions	(.24)		(.23)	(.17)	(.21)	(.21)	(4.24)
Net asset value, end of period	$20.62		$18.01	$14.54	$14.79	$13.75	$14.13
Total Return (%)	15.94	**	25.61	(.68)	9.13	(.86)	(23.79	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,463		2,260	2,358	2,217	2,236	2,568
Ratio of expenses before expense reductions (%)	.63	*	.64	.64	.66	.69	.66
Ratio of expenses after expense reductions (%)	.63	*	.64	.64	.66	.69	.65
Ratio of net investment income (loss) (%)	1.07	**	1.34	1.18	1.44	1.79	1.19
Portfolio turnover rate (%)	156	**	302	191	137	76	154
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended September 30,
Institutional Class	Six Months Ended 3/31/13 (Unaudited)		2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$18.03		$14.56		$14.82	$13.78	$14.15	$22.98
Income (loss) from investment operations: Net investment income (loss)a	.21		.24		.21	.23	.22	.24
Net realized and unrealized gain (loss)	2.65		3.48		(.28)	1.05	(.36)	(4.81)
Total from investment operations	2.86		3.72		(.07)	1.28	(.14)	(4.57)
Less distributions from: Net investment income	(.25)		(.25)		(.19)	(.24)	(.23)	(.23)
Net realized gains	—		—		—	—	—	(4.03)
Total distributions	(.25)		(.25)		(.19)	(.24)	(.23)	(4.26)
Net asset value, end of period	$20.64		$18.03		$14.56	$14.82	$13.78	$14.15
Total Return (%)	15.98	b**	25.70	b	(.60)	9.30	(.61)	(23.69)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	311		248		32	36	24	22
Ratio of expenses before expense reductions (%)	.57	*	.55		.53	.50	.50	.51
Ratio of expenses after expense reductions (%)	.56	*	.54		.53	.50	.50	.51
Ratio of net investment income (loss) (%)	1.10	**	1.40		1.29	1.60	1.98	1.33
Portfolio turnover rate (%)	156	**	302		191	137	76	154
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Core Equity Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains the benefit of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2012, the Fund had a net tax basis capital loss carryforward of approximately $330,741,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2018, whichever occurs first.

The Fund has reviewed the tax provisions for the open tax years as of September 30, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended March 31, 2013, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2013, the investment in futures contracts had a total notional value generally indicative of a range from approximately $29,751,000 to $42,115,000.

The following table summarizes the value of the Fund's derivative instruments held as of March 31, 2013 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$345,070

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended March 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$2,486,962

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$805,755

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended March 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $4,397,689,914 and $4,507,166,904, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services. Effective on or about May 31, 2013, QS Investors will no longer serve as subadvisor to the Fund and day-to-day portfolio management of the Fund will transition to DIMA.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.360%
Next $1.5 billion of such net assets	.355%
Next $5.0 billion of such net assets	.345%
Next $5.0 billion of such net assets	.335%
Next $5.0 billion of such net assets	.325%
Over $17.5 billion of such net assets	.300%

Accordingly, for the six months ended March 31, 2013, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.36% of the Fund's average daily net assets.

For the period from October 1, 2012 through February 26, 2013, the Advisor contractually agreed to waive a portion of its fees for Institutional Class in the amount of 0.01% of the Class' daily net assets.

For the period from October 1, 2012 through January 31, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class R shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.63%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2013, the Administration Fee was $1,425,180, of which $257,827 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2013
Class A	$197,287	$—	$92,773
Class B	7,167	—	3,863
Class C	16,739	—	7,773
Class R	13	9	—
Class S	1,205,562	—	621,563
Institutional Class	13,326	10,704	2,622
	$1,440,094	$10,713	$728,594

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investors Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, of average daily net assets of each of Class B and C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares, respectively. For the six months ended March 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at March 31, 2013
Class B	$17,408	$2,910
Class C	76,399	13,377
Class R	1	—
	$93,808	$16,287

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at March 31, 2013	Annualized Effective Rate
Class A	$318,781	$182,073	.24%
Class B	5,704	3,153	.25%
Class C	25,099	14,027	.25%
Class R	1	1	.15%
	$349,585	$199,254

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2013 aggregated $4,391.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2013, the CDSC for Class B and C shares aggregated $1,335 and $832, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2013, DIDI received $92 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,743, of which $7,224 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson and Vice Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2013.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended March 31, 2013		Year Ended September 30, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	455,854	$8,605,321	735,889	$12,608,887
Class B	2,406	44,122	2,939	47,275
Class C	53,754	973,975	87,236	1,452,238
Class R	—	—	56 *	1,001 *
Class S	1,226,901	23,500,777	2,562,621	43,353,987
Institutional Class	2,653,613	50,737,494	7,751,070	134,290,503
		$83,861,689		$191,753,891
Shares issued in tax-free reorganization**
Class A	—	$—	13,100,873	$230,313,386
Class B	—	—	310,148	5,260,076
Class C	—	—	1,055,585	18,061,230
Class S	—	—	1,096,481	19,429,833
Institutional Class	—	—	24,276,498	430,907,688
		$—		$703,972,213
Shares issued to shareholders in reinvestment of distributions
Class A	149,701	$2,799,178	95,551	$1,642,764
Class B	1,646	29,196	172	2,553
Class C	7,413	133,212	1,336	21,139
Class R	.425	8	—	—
Class S	1,394,557	26,357,860	1,905,637	31,733,915
Institutional Class	186,888	3,545,747	217,284	3,773,528
		$32,865,201		$37,173,899
Shares redeemed
Class A	(1,457,972)	$(27,300,961)	(2,013,883)	$(34,444,280)
Class B	(56,302)	(1,017,983)	(95,649)	(1,577,555)
Class C	(179,737)	(3,245,712)	(273,279)	(4,556,017)
Class S	(8,663,005)	(162,435,821)	(42,196,171)	(713,183,882)
Institutional Class	(1,540,252)	(29,083,643)	(20,645,498)	(369,339,041)
		$(223,084,120)		$(1,123,100,775)
Net increase (decrease)
Class A	(852,417)	$(15,896,462)	11,918,430	$210,120,757
Class B	(52,250)	(944,665)	217,610	3,732,349
Class C	(118,570)	(2,138,525)	870,878	14,978,590
Class R	.425	8	56 *	1,001 *
Class S	(6,041,547)	(112,577,184)	(36,631,432)	(618,666,147)
Institutional Class	1,300,249	25,199,598	11,599,354	199,632,678
		$(106,357,230)		$(190,200,772)

* For the period from May 1, 2012 (commencement of Class R shares) through September 30, 2012.

** On February 24, 2012, DWS Blue Chip Fund was acquired by the Fund through a tax-free reorganization (see Note G).

G. Acquisition of Net Assets

On February 24, 2012, the Fund acquired all of the net assets of DWS Blue Chip Fund pursuant to a plan of reorganization approved by the Board on November 18, 2011. The acquisition was accomplished by a tax-free exchange of 13,078,555 Class A shares, 325,019 Class B shares, 1,094,610 Class C shares, 1,105,967 Class S shares and 23,566,193 Institutional Class shares of DWS Blue Chip Fund for 13,100,873 Class A shares, 310,148 Class B shares, 1,055,585 Class C shares, 1,096,480 Class S shares and 24,276,498 Institutional Class shares of DWS Core Equity Fund, respectively, outstanding on February 24, 2012. DWS Blue Chip Fund's net assets at that date, $703,972,213, including $85,252,606 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,842,321,516. The combined net assets of the Fund immediately following the acquisition were $3,546,293,729.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R shares and Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2012 to March 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 10/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/13	$1,157.70	$1,152.60	$1,153.70	$1,153.60	$1,159.40	$1,159.80
Expenses Paid per $1,000*	$4.90	$9.77	$9.07	$8.75	$3.39	$3.02
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 10/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/13	$1,020.39	$1,015.86	$1,016.50	$1,016.80	$1,021.79	$1,022.14
Expenses Paid per $1,000*	$4.58	$9.15	$8.50	$8.20	$3.18	$2.82

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Core Equity Fund	.91%	1.82%	1.69%	1.63%	.63%	.56%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUWAX	SUWBX	SUWCX	SCDGX	SUWIX
CUSIP Number	23338J 806	23338J 889	23338J 871	23338J 855	23338J 830
Fund Number	464	664	764	2064	550

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SUWTX
CUSIP Number	233381 102
Fund Number	1564

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2012

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DCEF-3
(R-027138-2 5/13)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Equity Fund, a series of DWS Investment Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	May 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	May 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 29, 2013